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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 22, 2002
                        (Date of earliest event reported)


                              TFC ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      0-22910                  54-1306895
(State or Other Jurisdiction)  (Commission File Number) (I.R.S. Employer ID No.)

5425 Robin Hood Road, Suite 101B
Norfolk, Virginia                                                23513
(Address of Principal Executive Offices)                       (Zip Code)


               Registrant's telephone number, including area code:
                                 (757) 858-1400

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Item 5. Other Events

     The Company, on July 22, 2002, issued a press release regarding the amendment of one of its warehouse credit facilities. The press release and a copy of the amendment are attached hereto and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

        Exhibit No.    Description

          10.1         Press Release dated July 22, 2002
          10.2 Amendment No. 1 To, And Waiver With Respect To, Amended And Restated Warehouse And Security Agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TFC ENTERPRISES, INC.



Dated:  July 25, 2002                   By: /s/ Robert S. Raley, Jr.
                                            ------------------------------------
                                            Robert S. Raley, Jr.
                                            Chairman and Chief Executive Officer


INDEX TO EXHIBITS

No.      Description

10.1     Press Release dated July 22, 2002
10.2 Amendment No. 1 To, And Waiver With Respect To, Amended And Restated Warehouse And Security Agreement